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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2003

GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

10579 Bradford Road, Suite 103 Littleton, Colorado (Address of principal executive offices)		80127-4247 (Zip Code)

Registrant's telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated August 6, 2003 among Golden Star Resources Ltd, Orion Securities Inc., BMO Nesbitt Burns Inc., Canaccord Capital Corporation, National Bank Financial Inc., RBC Dominion Securities Inc. and Westwind Partners Inc.
1.2
Agency Agreement dated August 6, 2003 among Golden Star Resources Ltd., Orion Securities (USA) Inc., Harris Nesbitt Corp., Canaccord Capital Corporation (USA) Inc., NBC International (USA) Inc. and RBC Dain Rauscher Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: August 8, 2003

Golden Star Resources Ltd.
By:	/s/ ALLAN J. MARTER Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated August 6, 2003 among Golden Star Resources Ltd, Orion Securities Inc., BMO Nesbitt Burns Inc., Canaccord Capital Corporation, National Bank Financial Inc., RBC Dominion Securities Inc. and Westwind Partners Inc.
1.2
Agency Agreement dated August 6, 2003 among Golden Star Resources Ltd., Orion Securities (USA) Inc., Harris Nesbitt Corp., Canaccord Capital Corporation (USA) Inc., NBC International (USA) Inc. and RBC Dain Rauscher Inc.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX